                                                                      Exhibit 32

                           Section 1350 Certification

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
    (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350,  Chapter 63 of Title 18,  United States Code),  each of the
undersigned   officers  of  WHX   Corporation,   a  Delaware   corporation  (the
"Corporation"), does hereby certify that:

The Quarterly  Report on Form 10-Q for the three and nine months ended September
30,  2007  (the  "Form  10-Q")  of  the  Corporation  fully  complies  with  the requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934,
as amended, and information  contained in the Form 10-Q fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the
Corporation.

                                                /s/ Glen M. Kassan
                                                -----------------------
                                                Glen M. Kassan
                                                Chief Executive Officer

November 13, 2007

                                                /s/ Robert K. Hynes
                                                -----------------------
                                                Robert K. Hynes
                                                Chief Financial Officer

November 13, 2007